EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Waste Industries, Inc. on Form S-4 of our report dated August 24, 1998, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Summary Consolidated Financial and Operating Data" and "Experts" in such Prospectus.


                                             /s/ DELOITTE & TOUCHE LLP
                                             -------------------------
Raleigh, North Carolina
September 15, 1998